                                                                    EXHIBIT 99.5


                              LETTER OF TRANSMITTAL

                             TO TENDER FOR EXCHANGE
                          12 1/2% SENIOR NOTES DUE 2003

                                       OF

                              HILLS STORES COMPANY

                    Pursuant to Prospectus dated      , 1996


HILLS STORES COMPANY WILL ACCEPT ALL 12 1/2% SENIOR NOTES DUE 2003 TENDERED AND
NOT WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON              , 1996
(AS SUCH DATE AND TIME MAY BE EXTENDED BY HILLS STORES COMPANY IN ITS SOLE DISCRETION, THE "EXPIRATION TIME"). TENDERS OF SUCH NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION TIME.


                             The Exchange Agent is:
                               Fleet National Bank

By Registered or                                    By Hand Delivery:
Certified Mail:



By Overnight Delivery:                              By Facsimile:



                              Confirm by Telephone:

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         The undersigned acknowledges receipt of the Prospectus dated         ,
1996 (the "Prospectus") of Hills Stores Company (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together with the Prospectus constitutes the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 12 1/2% Senior Notes due 2003, Series B ("Series B Notes"), for each $1,000 principal amount of its outstanding 12 1/2% Senior Notes due 2003 ("Series A Notes"). Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

         The undersigned hereby tenders the Series A Notes described in the box entitled "Description of Series A Notes" below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Series A Notes and the undersigned represents that it has received from each beneficial owner of Series A Notes (each a "Beneficial Owner") a duly completed and executed form of "Instruction to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

         This Letter of Transmittal is to be used only by a holder of Series A Notes (i) if certificates representing Series A Notes are to be forwarded herewith or (ii) if delivery of Series A Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company (the "Depositary"), pursuant to the procedures set forth in the section of the Prospectus entitled "The Exchange Offer--Procedures for Tendering." [IF DELIVERY OF THE SERIES A NOTES IS TO BE MADE BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT THE DEPOSITARY, THIS LETTER OF TRANSMITTAL NEED NOT BE MANUALLY EXECUTED]; provided, however, that tenders of the Series A Notes must be effected in accordance with the procedures mandated by the Depositary's Automated Tender Offer Program and the procedures set forth in the Prospectus under the caption "The Exchange Offer--Book-Entry Transfer."

         The undersigned hereby represents and warrants that the information set forth in the box entitled "Beneficial Owner(s)" is true and correct.

         Any beneficial owner of Series A Notes whose Series A Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender Series A Notes should contact the registered holder promptly and instruct such registered holder to tender the Series A Notes on such beneficial owner's behalf. If such beneficial owner wishes to tender on its own behalf, it must, prior to completing and executing this Letter of Transmittal and delivering its Series A Notes, either make appropriate arrangements to register ownership of the Series A Notes in its name or obtain a properly completed bond power from the registered holder. The transfer of registered ownership may take considerable time.

         In order to properly complete this Letter of Transmittal, a holder of Series A Notes must (i) complete the box entitled "Description of Series A Notes," (ii) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions, (iii) sign the Letter of Transmittal by completing the box entitled "Sign Here" and (iv) complete the Substitute Form W-9. Each holder of Series A Notes should carefully read the detailed instructions below prior to completing this Letter of Transmittal.

         A holder who wishes to tender Series A Notes (i) whose Series A Notes are not immediately available, (ii) who cannot deliver its Series A Notes, the Letter of Transmittal or any other required documents to the Exchange Agent prior to the Expiration Time or (iii) who is unable to complete the procedure for book-entry transfer on a timely basis, may effect a tender pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2.

         A holder who wishes to tender Series A Notes must, at a minimum, complete columns (1) through (3) in the box below entitled "Description of Series A Notes" and sign the box below entitled "Sign Here." If only those columns are completed, such holder of Series A Notes will have tendered for exchange all Series A Notes listed in column (3) below. If the holder of Series A Notes wishes to tender for exchange less than all of such Series A

Notes, column (4) must be completed in full. In such case, such holder of Series A Notes should refer to Instruction 5.

=============================================================================================================================
                                               DESCRIPTION OF SERIES A NOTES
=============================================================================================================================
                         (1)                                    (2)                   (3)                     (4)
                                                                                                           Principal
                                                                                                            Amount
                                                                                                         Tendered For
                                                                                                           Exchange
                                                                                                           (only if
                                                                                                           different
                                                                                                          amount from
        Name(s) and Address(es) of Registered              Series A Note                                  column (3))
      Holder(s) of Series A Note(s), exactly as             Number(s)(1)                                  (must be in
         name(s) appear(s) on Series A Note                   (Attach              Aggregate               integral
                   Certificate(s)                         signed List if           Principal               multiples
             (Please fill in, if blank)                     necessary)              Amount                of $1,000)(2)
- -----------------------------------------------------------------------------------------------------------------------------
                                                     ------------------------------------------------------------------------

                                                     ------------------------------------------------------------------------

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                                                     ------------------------------------------------------------------------

                                                     ------------------------------------------------------------------------

                                                     ------------------------------------------------------------------------

                                                     ------------------------------------------------------------------------

                                                     ------------------------------------------------------------------------

=============================================================================================================================

(1) Column (2) need not be completed by holders of Series A Notes tendering Series A Notes for exchange by book-entry transfer. Please check the appropriate box below and provide the requested information.

(2) Column (4) need not be completed by holders of Series A Notes who wish to tender for exchange the principal amount of Series A Notes listed in Column (3). Completion of column (4) will indicate that the holder of Series A Notes wishes to tender for exchange only the principal amount of Series A Notes indicated in column (4).

/ /      CHECK HERE IF TENDERED SERIES A NOTES ARE ENCLOSED HEREWITH.

/ / CHECK HERE IF TENDERED SERIES A NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITARY AND COMPLETE THE FOLLOWING (FOR USE ONLY BY ELIGIBLE INSTITUTIONS, AS HEREINAFTER DEFINED):

         Name of Tendering Institution
                                      ------------------------------------------
         Account Number
                       ---------------------------------------------------------
         Transaction Code Number
                                ------------------------------------------------

/ / CHECK HERE IF TENDERED Series A Notes ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE ONLY BY ELIGIBLE INSTITUTIONS):

         Name of Registered Holder of Series A Note(s)
                                                      --------------------------
         Date of Execution of Notice of Guaranteed Delivery
                                                           ---------------------
         Window Ticket Number (if available)
                                            ------------------------------------
         Name of Institution which Guaranteed Delivery
                                                      --------------------------
         Account Number (if delivered by book-entry transfer)
                                                             -------------------

/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

         Name:
              ------------------------------------------------------------------
         Address:
                 ---------------------------------------------------------------

================================================================================
                          SPECIAL ISSUANCE INSTRUCTIONS
                        (See Instructions 1, 6, 7 and 8)

         To be completed ONLY (i) if the Series B Notes issued in exchange for Series A Notes, certificates for Series A Notes in a principal amount not exchanged for Series B Notes or Series A Notes (if any) not tendered for exchange, are to be issued in the name of someone other than the undersigned, or
(ii) if Series A Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at the Depositary.


Issue to:


Name
    ----------------------------------------------------------------------------
                                 (Please Print)



Address
       -------------------------------------------------------------------------

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- --------------------------------------------------------------------------------
                               (Include Zip Code)


- --------------------------------------------------------------------------------
(Tax Identification or Social Security No.)

         Credit Series A Notes not exchanged and delivered by book-entry transfer to the Depositary account set forth below:

- --------------------------------------------------------------------------------
                                (Account Number)

================================================================================

================================================================================
                          SPECIAL DELIVERY INSTRUCTIONS
                        (See Instructions 1, 6, 7 and 8)

         To be completed ONLY (i) if the Series B Notes issued in exchange for Series A Notes, certificates for Series A Notes in a principal amount not exchanged for Series B Notes or Series A Notes (if any) not tendered for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than the address shown below the undersigned's signature.


Mail or delivered to:



Name
    ----------------------------------------------------------------------------
                                 (Please Print)


Address
       -------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                (Include Zip Code)


- --------------------------------------------------------------------------------
(Tax Identification or Social Security No.)

================================================================================

================================================================================
                               BENEFICIAL OWNER(S)
- --------------------------------------------------------------------------------
STATE OF PRINCIPAL RESIDENCE OF EACH      PRINCIPAL AMOUNT OF SERIES A NOTES
 BENEFICIAL OWNER OF SERIES A NOTES     HELD FOR ACCOUNT OF BENEFICIAL OWNER(S)

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

================================================================================

         If delivery of Series A Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depositary, then tenders of Series A Notes must be effected in accordance with the procedures mandated by the Depositary's Automated Tender Offer Program and the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Book-Entry Transfer."

                        SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

         Pursuant to the offer by Hills Stores Company (the "Company"), upon the
terms and subject to the conditions set forth in the Prospectus dated         ,
1996 (the "Prospectus") and this Letter of Transmittal (the "Letter of Transmittal"), which together with the Prospectus constitutes the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 12 1/2% Senior Notes Due 2003, Series B (the "Series B Notes") for each $1,000 principal amount of its outstanding 12 1/2% Senior Notes Due 2003 (the
"Series A Notes"), the undersigned hereby tenders to the Company for exchange the Series A Notes indicated above.

         By executing this Letter of Transmittal and subject to and effective upon acceptance for exchange of the Series A Notes tendered for exchange herewith, the undersigned will have irrevocably sold, assigned, transferred and exchanged, to the Company, all right, title and interest in, to and under all of the Series A Notes tendered for exchange hereby, and hereby appoints the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company) of such holder of Series A Notes with respect to such Series A Notes, with full power of substitution, to (i) deliver certificates representing such Series A Notes, or transfer ownership of such Series A Notes on the account books maintained by the Depositary (together, in any such case, with all accompanying evidences of transfer and authenticity), to the Company, (ii) present and deliver such Series A Notes for transfer on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights and incidents of beneficial ownership with respect to such Series A Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

         The undersigned hereby represents and warrants to the Company that (i) the undersigned is the owner; (ii) has a net long position within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended ("Rule 14e-4") equal to or greater than the principal amount of Series A Notes tendered hereby;
(iii) tender of such Series A Notes complies with Rule 14e-4 (to the extent that Rule 14e-4 is applicable to such exchange); (iv) the undersigned has full power and authority to tender, exchange, assign and transfer the Series A Notes and
(v) that when such Series A Notes are accepted for exchange by the Company, the Company will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon receipt, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Series A Notes tendered for exchange hereby.

         The undersigned hereby further represents and warrants to the Company that (i) the Series B Notes to be acquired by the undersigned in exchange for the Series A Notes tendered hereby and any beneficial owner(s) of such Series A Notes in connection with the Exchange Offer will be acquired by the undersigned and such beneficial owner(s) in the ordinary course of business of the undersigned and such beneficial owner(s), (ii) neither the undersigned nor any beneficial owner is an "affiliate," as defined in Rule 405 of the Securities Act of 1933, as amended (the "Securities Act"), of the Company, (iii) the undersigned has no arrangement or understanding with any person to engage in any distribution of the Series B Notes and if the undersigned is not a broker-dealer, that it is not engaged in, and does not intend to engage in, a distribution of the Series B Notes, (iv) the undersigned and each beneficial owner acknowledge and agree that any person who is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, or any person participating in the Exchange Offer for purposes of distributing Series B Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction of the Series B Notes acquired by such person and cannot rely on the position of the staff of the Securities and Exchange Commission (the "Commission") set forth in certain no-action letters (see the section of the Prospectus entitled "The Exchange Offer-Resale of Series B Notes"), and (v) the undersigned and each beneficial owner understand that any secondary resale transaction described in clause (iv) above and any resale of Series B Notes obtained by the undersigned and each beneficial owner in exchange for Series A Notes acquired by the undersigned and each beneficial owner directly from the Company should be covered by an effective registration statement containing the selling securityholder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the SEC. If the undersigned is a broker-dealer that will receive Series B Notes for its own account in exchange for Series A Notes that were acquired as a result of market-making or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Series B Notes received in respect of such Series A Notes pursuant to the Exchange Offer; by so acknowledging and by delivering a prospectus, however, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         For purposes of the Exchange Offer, the Company will be deemed to have accepted for exchange, and to have exchanged, validly tendered Series A Notes, if, as and when the Company gives oral or written notice thereof to the Exchange Agent. Tenders of Series A Notes for exchange may be withdrawn at any time prior to the Expiration Time. See "The Exchange Offer--Withdrawal of Tenders" in the Prospectus. Any Series A Notes tendered by the undersigned and not accepted for exchange will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled "Special Delivery Instructions."

         The undersigned acknowledges that the Company's acceptance of Series A Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled "The Exchange Offer" and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

         Unless otherwise indicated in the box entitled "Special Issuance Instructions," please return any Series A Notes not tendered for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail any certificates for Series A Notes not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Series B Notes issued in exchange for the Series A Notes accepted for exchange in the name(s) of, and return any Series A Notes not tendered for exchange or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Series A Notes from the name of the holder of Series A Note(s) thereof if the Company does not accept for exchange any of the Series A Notes so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Series A Note(s).

         IN ORDER TO VALIDLY TENDER SERIES A NOTES FOR EXCHANGE, HOLDERS OF SERIES A NOTES MUST COMPLETE, EXECUTE, AND DELIVER THIS LETTER OF TRANSMITTAL.

         Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Series A Notes is irrevocable.

                                    SIGN HERE


- --------------------------------------------------------------------------------
                          (Signature(s) of (Owners(s))

Date:                , 1996
     ----------------

         Must be signed by the registered holder(s) of Series A Notes exactly as name(s) appear(s) on certificate(s) representing the Series A Notes or on a security position listing or by person(s) authorized to become registered Series A Note holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. (See Instruction 6).

Name(s)
       -------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                                 (Please Print)

Capacity (full title)
                     -----------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone No. (     )
                             -----  --------------------------------------------
Tax Identification or Social Security Nos.
                                          --------------------------------------
                                            Please complete Substitute Form W-9

                            GUARANTEE OF SIGNATURE(S)
         (Signature(s) must be guaranteed if required by Instruction 1)

Authorized Signature
                    ------------------------------------------------------------
Dated
     ---------------------------------------------------------------------------
Name and Title
              ------------------------------------------------------------------
                                 (Please Print)

Name of Firm
            --------------------------------------------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

         1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States, or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, which is a member of one of the following recognized Signature Guarantee Programs (an "Eligible Institution"):

         a. The Securities Transfer Agents Medallion Program (STAMP);

         b. The New York Stock Exchange Medallion Signature Program (MSP); or

         c. The Stock Exchange Medallion Program (SEMP).

Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Series A Notes tendered herewith and such registered holder(s) have not completed the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) if such Series A Notes are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

         2. DELIVERY OF THIS LETTER OF TRANSMITTAL AND SERIES A NOTES; GUARANTEED DELIVERY PROCEDURE. This Letter of Transmittal is to be completed by holders of Series A Notes (i) if certificates are to be forwarded herewith or
(ii) if tenders are to be made pursuant to the procedures for tender by book-entry transfer or guaranteed delivery set forth in the section of the Prospectus entitled "The Exchange Offer." Certificates for all physically tendered Series A Notes or any confirmation of a book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to the Expiration Time. A holder who elects to tender Series A Notes (i) whose Series A Notes are not immediately available, (ii) who cannot deliver its Series A Notes or other required documents to the Exchange Agent prior to the Expiration Time or (iii) who is unable to complete the procedures for book-entry transfer on a timely basis, may effect a tender if: (a) the tender is made by or through an Eligible Institution; (b) prior to the Expiration Time, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by telegram, telex, facsimile transmission, mail or hand delivery) (1) setting forth the name and address of the holder of such Series A Notes, the certificate number or numbers of such Series A Notes and the principal amount of Series A Notes tendered for exchange, (2) stating that the tender is being made thereby and (3) guaranteeing that, within five New York Stock Exchange trading days after the Expiration Time, the Letter of Transmittal (or a facsimile thereof) together with the certificate or certificates representing the Series A Notes in proper form for transfer or a confirmation of a book-entry transfer (a "Book- Entry Confirmation"), as the case may be, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent; and (c) such properly executed Letter to Transmittal (or a facsimile thereof), together with a certificate or certificates representing all tendered Series A Notes in proper form for transfer or a Book-Entry Confirmation, together with any other documents required by this Letter of Transmittal are received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Time.

         THE METHOD OF DELIVERY OF SERIES A NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER OF SERIES A NOTES. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT TENDERING HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE, PROPERLY INSURED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO

ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION TIME. NO SERIES A NOTES OR LETTERS OF TRANSMITTAL SHOULD BE SENT TO THE COMPANY.

         No alternative, conditional or contingent tenders will be accepted. All tendering holders of Series A Notes, by execution of this Letter of Transmittal (or facsimile hereof, if applicable), waive any right to receive notice of the acceptance of their Series A Notes for exchange.

         3. INADEQUATE SPACE. If the space provided in the box entitled "Description of Series A Notes" above is inadequate, the certificate numbers and principal amounts of the Series A Notes being tendered should be listed on a separate signed schedule affixed hereto.

         4. WITHDRAWALS. A tender of Series A Notes may be withdrawn at any time prior to the Expiration Time by delivery of written notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal of Series A Notes must (i) specify the name of the person having tendered the Series A Notes to be withdrawn, (ii) identify the Series A Notes to be withdrawn (including the certificate number or numbers and aggregate principal amount), (iii) be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such Series A Notes were tendered (including any required signature guarantees). Any Series A Notes so withdrawn will be deemed not to have been properly tendered for purposes of the Exchange Offer and no Series B Notes will be issued with respect thereto unless the Series A Notes so withdrawn are properly re-tendered. Properly withdrawn Series A Notes may be re-tendered by following one of the procedures described in the section of the Prospectus entitled "The Exchange Offer -- Procedures for Tendering" at any time prior to the Expiration Time.

         5. PARTIAL TENDERS. (Not applicable to holders of Series A Notes who tender Series A Notes by book-entry transfer). Tenders of Series A Notes will be accepted only in integral multiples of $1,000 principal amount. If a tender for exchange is to be made with respect to less than the entire principal amount of any Series A Notes, fill in the principal amount of Series A Notes which are tendered for exchange in column (4) of the box entitled "Description of Series A Notes," as more fully described in the footnotes thereto. In case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Series A Notes, will be sent to the holders of Series A Notes unless otherwise indicated in the appropriate box on this Letter of Transmittal as promptly as practicable after the expiration or termination of the Exchange Offer.

         6. SIGNATURES ON THIS LETTER OF TRANSMITTAL, POWERS OF ATTORNEY AND ENDORSEMENTS.

         (a) The signature(s) of the holder of Series A Notes on this Letter of Transmittal must correspond with the name(s) as written on the face of the Series A Notes without alternation, enlargement or any change whatsoever.

         (b) If tendered Series A Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         (c) If any tendered Series A Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations or certificates.

         (d) When this Letter of Transmittal is signed by the holder of the Series A Notes listed and transmitted hereby, no endorsements of Series A Notes or separate powers of attorney are required. If, however, Series A Notes not tendered, or not accepted, are to be issued or returned in the name of a person other than the holder of Series A Notes, then the Series A Notes transmitted hereby must be endorsed or accompanied by an appropriate power of attorney in a form satisfactory to the Company, which power of attorney shall be signed by such holder as such holder's name appears on the Series A Notes. Signatures on such Series A Notes or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

         (e) If this Letter of Transmittal or Series A Notes or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted.

         (f) If this Letter of Transmittal is signed by a person other than the registered holder of any Series A Notes listed, the Series A Notes must be endorsed or accompanied by an appropriate power of attorney, which power of attorney shall be by such holder as such holder's name appears on the Series A Notes. Signatures on such Series A Notes or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

         7. TRANSFER TAXES. Except as set forth in this Instruction 7, the Company will pay all transfer taxes, if any, applicable to the transfer and exchange of Series A Notes pursuant to the Exchange Offer. If, however, issuance of Series B Notes is to be made to, or Series A Notes not tendered for exchange are to be issued or returned in the name of, any person other than the holder of Series A Notes, and satisfactory evidence of payment of such taxes or exemptions from taxes therefrom is not submitted with this Letter of Transmittal, the amount of any transfer taxes payable on account of the transfer to such person will be imposed on and payable by the holder of Series A Notes tendering Series A Notes for exchange prior to the issuance of the Series B Notes.

         8. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If the Series B Notes are to be issued, or if any Series A Notes not tendered for exchange are to be issued or sent to someone other than the holder of Series A Notes or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be complete. Holders of Series A Notes tendering Series A Notes by book-entry transfer may request that Series A Notes not accepted be credited to such account maintained at the Depositary as such holder of Series A Notes may designate.

         9. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time of receipt), acceptance and withdrawal of Series A Notes will be determined by the Company, in its sole discretion, whose determination shall be final and binding. The Company reserves the absolute right to reject any or all Series A Notes not properly tendered or any Series A Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions as to any particular Series A Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions herein) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Series A Notes must be cured within such time as the Company shall determine. Although the Company intends to notify holders of defects or irregularities with respect to tenders of Series A Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Series A Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Series A Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Time.

         10. WAIVER OF CONDITIONS. The Company reserves the right in its sole discretion to waive, amend or modify certain of the specified conditions as described under "The Exchange Offer--Procedures for Tendering" in the Prospectus in the case of any Series A Notes tendered (except as otherwise provided in the Prospectus).

         11. MUTILATED, LOST, STOLEN OR DESTROYED SERIES A NOTES. If a holder of Series A Notes desires to tender Series A Notes pursuant to the Exchange Offer, but any of such Series A Notes has been mutilated, lost, stolen or destroyed, such holder of Series A Notes should write to or telephone the Trustee at the address listed below, concerning the procedures for obtaining replacement certificates for such Series A Notes, arranging for indemnification or any other matter that requires handling by the Trustee:

                               Fleet National Bank
                                    [Address]

                               [Telephone Number]

         12. REQUESTS FOR INFORMATION OR ADDITIONAL COPIES. Requests for information or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.

         IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF, IF APPLICABLE) TOGETHER WITH CERTIFICATES, OR CONFIRMATION OF BOOK-ENTRY OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION TIME.

                            IMPORTANT TAX INFORMATION

         Under current federal income tax law, a holder of Series A Notes whose tendered Series A Notes are accepted for exchange may be subject to backup withholding unless the holder provides the Company (as payor), through the Exchange Agent, with either (i) such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 attached hereto, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder of Series A Notes is awaiting a TIN) and that (A) the holder of Series A Notes has not been notified by the Internal Revenue Service that it is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified the holder of Series A Notes that it is no longer subject to backup withholding; or (ii) an adequate basis for exemption from backup withholding. If such holder of Series A Notes is an individual, the TIN is such holder's social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the holder of Series A Notes may be subject to certain penalties imposed by the Internal Revenue Service.

         Certain holders of Series A Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders of Series A Notes should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the holder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "Guidelines") for additional instructions.

         If backup withholding applies, the Company is required to withhold [31%] of any payment made to the holder of Series A Notes or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

         The holder of Series A Notes is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Series A Notes. If the Series A Notes are held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for additional guidance regarding which number to report.

                       PAYER'S NAME:
                                    --------------------------------------------
- -------------------------------------------------------------------------------------------------
SUBSTITUTE                    PART 1 - PLEASE PROVIDE
                              YOUR TIN IN THE BOX AT          -----------------------------------
FORM W-9                      RIGHT AND CERTIFY BY            Social Security Number
                              SIGNING AND DATING BELOW

Department of the Treasury                                    OR
Internal Revenue Service

                                                              -----------------------------------
Payer's Request for Taxpayer                                  Employer Identification Number
Identification Number (TIN)
                              -------------------------------------------------------------------
                              PART 2 -                                             PART 3 -
                              Certification Under Penalties of Perjury, I
                              certify that:
                                                                                   Awaiting

                              (1)   The number shown on this form is my current    TIN        / /
                                    taxpayer identification number (or I am
                                    waiting for a number to be issued to me) and

                              (2)   I am not subject to backup withholding
                                    either because I have not been
                                    notified by the Internal Revenue
                                    Service (the "IRS") that I am subject
                                    to backup withholding as a result of a
                                    failure to report all interest or
                                    dividends, or the IRS has notified me
                                    that I am no longer subject to backup
                                    withholding.

                              -------------------------------------------------------------------
                              Certificate instructions - You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

                              SIGNATURE                                             DATE
                                        -------------------------------------------      --------
                              NAME
                                   --------------------------------------------------------------
                              ADDRESS
                                      -----------------------------------------------------------
                              CITY                                 STATE        ZIP CODE
                                   -------------------------------       ------          --------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF [31%] OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                 CHECK THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

                      PAYOR'S NAME: UNITED STATES TRUST COMPANY OF NEW YORK

                      CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number with sixty (60) days, [31%] of all reportable payments made to me thereafter will be withheld until I provide such a number.


- --------------------------------------------------------------------------------
Signature                                        Date

                        INSTRUCTION TO REGISTERED HOLDER
                            FROM BENEFICIAL OWNER OF
                              HILLS STORES COMPANY
                          12 1/2% SENIOR NOTES DUE 2003

         The undersigned hereby acknowledges receipt of the Prospectus dated
            , 1996 (the "Prospectus") of Hills Stores Company (the "Company") and the accompanying Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 12 1/2% Senior Notes due 2003, Series B ("Series B Notes"), for each $1,000 principal amount of its outstanding 12 1/2% Senior Notes due 2003 ("Series A Notes"). Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

         This will instruct you, the registered holder, as to the action to be taken by you relating to the Exchange Offer with respect to the Series A Notes held by you for the account of the undersigned:

         The aggregate face amount of the Series A Notes held by you for the account of the undersigned is $_______.

         With respect to the Exchange Offer, the undersigned hereby instructs you (check appropriate box):

         / / TO TENDER the following Series A Notes held by you for the account of the undersigned (insert principal amount of Series A Notes to be tendered, if any): $__________ of the Series A Notes.

         / / NOT TO TENDER any Series A Notes held by you for the account of the undersigned.

         If the undersigned instructs you to tender the Series A Notes held by you for the account of the undersigned, it is understood that you are authorized
(a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner of the Series A Notes, including but not limited to the representations that (i) the undersigned's principal residence is in the State of (fill in state) ____________________, (ii) the undersigned is acquiring the Series B Notes in the ordinary course of business of the undersigned, (iii) the undersigned is not an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Company, (iv) the undersigned has no arrangement or understanding with any person to engage in a distribution of Series B Notes and if the undersigned is not a broker-dealer that it is not engaged in, and does not intend to engage in, a distribution of the Series B Notes, (v) the undersigned acknowledges and agrees that any person who is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and any person participating in the Exchange Offer for purposes of distributing Series B Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction of the Series B Notes acquired by such person and cannot rely on the position of the staff of the Commission set forth in certain no-action letters (see the section of the Prospectus entitled "The Exchange Offer--Resales of the Series B Notes"), (vi) the undersigned understands that any secondary resale transaction described in clause (v) above and any resale of Series B Notes obtained by the undersigned in exchange for Series A Notes acquired by the undersigned directly from the Company should be covered by an effective registration statement containing the selling securityholder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Securities and Exchange Commission, and (vii) if the undersigned is a broker-dealer that will receive Series B Notes for its own account in exchange for Series A Notes that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Series B Notes received in respect of such Series A Notes pursuant to the Exchange Offer; by so acknowledging and by delivering a prospectus, however, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act; (b) to agree, on behalf of the undersigned, as set forth in the Letter of Transmittal; and (c) to take such other action as necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of Series A Notes.

                                    SIGN HERE

Name of Beneficial Owner(s):____________________________________________________
Signature(s):___________________________________________________________________
Name(s) (please print):_________________________________________________________
Address:________________________________________________________________________
Telephone Number:_______________________________________________________________
Taxpayer Identification or Social Security Number:______________________________ Date:___________________________________________________________________________